UBS Investment Bank

Fixed Bid Stratification

'; 5.89 Low Coupon; '; 02/23/04; '

Pool Summary		COUNT	UPB	%	Unpaid Balance	COUNT	UPB	%
Conforming		260	$40,083,009.62	50.30%	$0.01 - $50,000.00	9	$415,249.88	0.52%
Non-Conforming		85	39,599,957.73	49.70	$50,000.01 - $100,000.00	65	5,016,001.40	6.29
					$100,000.01 - $150,000.00	74	9,276,521.89	11.64
Total:		345	$79,682,967.35	100.00%	$150,000.01 - $200,000.00	46	8,137,187.76	10.21
					$200,000.01 - $250,000.00	32	7,089,729.35	8.90
Adjusted Balance:	$79,682,967.35				$250,000.01 - $300,000.00	22	5,997,094.20	7.53
Data as of Date:	2004-02-01				$300,000.01 - $350,000.00	28	9,338,177.49	11.72
AVG UPB:	$230,965.12				$350,000.01 - $400,000.00	20	7,496,913.63	9.41
GROSS WAC:	5.6394%				$400,000.01 - $450,000.00	17	7,247,408.06	9.10
NET WAC:	5.389%				$450,000.01 - $500,000.00	13	6,251,131.46	7.85
% SF/PUD:	86.76%				$500,000.01 - $550,000.00	4	2,096,906.01	2.63
% FULL/ALT:	17.30%				$550,000.01 - $600,000.00	5	2,891,069.21	3.63
% CASHOUT:	39.00%				$600,000.01 - $650,000.00	4	2,548,877.93	3.20
% BUYDOWN:	0.00%				$700,000.01 - $750,000.00	1	733,359.59	0.92
% LTV > 80 NO MI: 0.00%					$800,000.01 - $850,000.00	2	1,657,872.50	2.08
WA LTV:	64.87%				$950,000.01 - $1,000,000.00	1	989,522.83	1.24
% FICO > 679:	74.86%				$1,000,000.01 >=	2	2,499,944.16	3.14
% NO FICO:	2.05%				Total:	345	$79,682,967.35	100.00%
WA FICO:	701				Minimum: $33,500.00
					Maximum: $1,271,081.32
% FIRST LIEN:	100.00%				Average: $230,965.12
% PREPAY PENALTY: 1.65%
CALIFORNIA %:	36.77%
Latest Maturity Date: 20190201
Loans with Prepay Penalties:	1.65%

				Gross Rate		COUNT	UPB	%
Product Type	COUNT	UPB	%	4.251% - 4.500%		2	$406,617.09	0.51%
15 YR FXD	345	$79,682,967.35	100.00%	4.501% - 4.750%		1	112,240.30	0.14
Total:	345	$79,682,967.35	100.00%	4.751% - 5.000%		24	3,136,505.18	3.94
				5.001% - 5.250%		40	8,317,477.63	10.44
				5.251% - 5.500%		84	17,097,806.60	21.46
				5.501% - 5.750%		66	11,937,368.98	14.98
				5.751% - 6.000%		128	38,674,951.57	48.54
				Total:		345	$79,682,967.35	100.00%
Original Balance	COUNT	UPB	%	Minimum: 4.375%
$0.01 - $50,000.00	7	$315,622.18	0.40%	Maximum: 5.875%
$50,000.01 - $100,000.00	67	5,115,629.10	6.42	Weighted Average:	5.639%
$100,000.01 - $150,000.00	72	8,977,027.13	11.27
$150,000.01 - $200,000.00	46	8,054,134.07	10.11
$200,000.01 - $250,000.00	32	7,039,736.29	8.83
$250,000.01 - $300,000.00	24	6,429,635.71	8.07
$300,000.01 - $350,000.00	27	8,990,930.68	11.28
$350,000.01 - $400,000.00	20	7,445,382.77	9.34
$400,000.01 - $450,000.00	17	7,197,995.57	9.03
$450,000.01 - $500,000.00	13	6,202,693.95	7.78
$500,000.01 - $550,000.00	5	2,593,533.68	3.25	Net Rate		COUNT	UPB	%
$550,000.01 - $600,000.00	5	2,891,069.21	3.63	4.001% - 4.250%		2	$406,617.09	0.51%
$650,000.01 - $700,000.00	1	649,622.13	0.82	4.251% - 4.500%		1	112,240.30	0.14
$700,000.01 - $750,000.00	1	733,359.59	0.92	4.501% - 4.750%		24	3,136,505.18	3.94
$800,000.01 - $850,000.00	2	1,657,872.50	2.08	4.751% - 5.000%		40	8,317,477.63	10.44
$950,000.01 - $1,000,000.00	1	989,522.83	1.24	5.001% - 5.250%		84	17,097,806.60	21.46
$1,000,000.01 >=	2	2,499,944.16	3.14	5.001% - 5.250%		84	17,097,806.60	21.46
Total:	345	$79,682,967.35	100.00%	5.251% - 5.500%		66	11,937,368.98	14.98
Minimum:	$33,500.00			5.501% - 5.750%		128	38,674,951.57	48.54
Maximum:	$1,280,000.00			Total:		345	$79,682,967.35	100.00%
Average:	$233,835.06			Minimum: 4.125%
				Maximum: 5.625%
				Weighted Average:	5.389%

				Original Term to Maturity		COUNT	UPB	%
				121 - 180		345	$79,682,967.35	100.00%
				Total:		345	$79,682,967.35	100.00%
				Minimum: 132
				Maximum: 180
				Weighted Average:	180

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas Feb 23, 2004 15:55 Page 1 of 4

UBS Investment Bank

Fixed Bid Stratification

'; 5.89 Low Coupon; '; 02/23/04; '

Remaining Term to Stated Maturity		COUNT	UPB	%	Loan To Value Ratio		COUNT	UPB	%
121 - 180		345	$79,682,967.35	100.00%	10.001% - 15.000%		1	$92,045.68	0.12%
Total:		345	$79,682,967.35	100.00%	15.001% - 20.000%		3	272,537.07	0.34
Minimum:	130				20.001% - 25.000%		6	840,838.39	1.06
Maximum:	180				25.001% - 30.000%		4	509,061.18	0.64
Weighted Average:	177				30.001% - 35.000%		9	1,057,192.98	1.33
					35.001% - 40.000%		15	3,047,675.07	3.82
					40.0001%-45.000%		19	4,551,670.45	5.71
					45.001% - 50.000%		19	4,198,402.68	5.27
					50.001% - 55.000%		22	4,972,440.55	6.24
					55.001% - 60.000%		23	6,029,801.12	7.57
Seasoning		COUNT	UPB	%	60.001% - 65.000%		32	7,405,110.69	9.29
<= 0		6	$1,991,000.00	2.50%	65.001% - 70.000%		55	14,839,994.85	18.62
1 - 1		43	12,074,241.45	15.15	70.001% - 75.000%		50	12,228,606.51	15.35
2 - 2		110	24,153,080.59	30.31	75.001% - 80.000%		63	15,535,402.08	19.50
3 - 3		109	22,794,574.89	28.61	80.001% - 85.000%		5	680,699.79	0.85
4 - 4		25	8,331,092.58	10.46	85.001% - 90.000%		18	3,067,991.07	3.85
5 - 5		19	5,383,239.95	6.76	90.001% - 95.000%		1	353,497.19	0.44
6 - 6		14	2,031,037.33	2.55	Total:		345	$79,682,967.35	100.00%
7 - 12		16	2,586,660.31	3.25	Minimum:	12.41%
13 - 24		3	338,040.25	0.42
Total:		345	$79,682,967.35	100.00%	Maximum:	95.00%
Minimum:	0				Weighted Average:	64.87%
Maximum:	14
Weighted Average:	3

					Combined Loan To Value Ratio		COUNT	UPB	%
					10.001% - 15.000%		1	$92,045.68	0.12%
FICO Scores		COUNT	UPB	%
0 - 0		4	$1,634,897.30	2.05%	15.001% - 20.000%		3	272,537.07	0.34
110 - 119		2	1,364,835.76	1.71	20.001% - 25.000%		4	434,208.05	0.54
590 - 599		1	498,187.25	0.63	25.001% - 30.000%		5	607,646.07	0.76
600 - 609		4	1,896,324.09	2.38	30.001% - 35.000%		9	1,057,192.98	1.33
610 - 619		3	1,265,088.55	1.59	35.001% - 40.000%		15	3,260,726.34	4.09
620 - 629		4	1,403,954.21	1.76	40.001% - 45.000%		16	3,525,324.65	4.42
630 - 639		3	832,043.26	1.04	45.001% - 50.000%		17	4,179,862.57	5.25
640 - 649		5	1,724,823.07	2.16	50.001% - 55.000%		23	4,982,102.27	6.25
650 - 659		9	2,605,521.79	3.27	55.001% - 60.000%		22	5,386,709.97	6.76
660 - 669		13	3,184,503.24	4.00	60.001% - 65.000%		35	8,688,804.07	10.90
670 - 679		16	3,624,785.80	4.55	65.001% - 70.000%		54	14,020,041.04	17.59
680 - 689		40	8,911,998.15	11.18	70.001% - 75.000%		49	12,365,631.19	15.52
690 - 699		29	5,770,600.94	7.24	75.001% - 80.000%		62	15,333,539.45	19.24
700 - 709		25	5,567,839.89	6.99	80.001% - 85.000%		6	849,451.37	1.07
710 - 719		28	4,754,859.93	5.97	85.001% - 90.000%		23	4,273,647.39	5.36
720 - 729		25	3,931,200.85	4.93	90.001% - 95.000%		1	353,497.19	0.44
730 - 739		33	7,368,330.54	9.25	Total:		345	$79,682,967.35	100.00%
740 - 749		20	3,183,283.81	3.99	Minimum:	12.41%
750 - 759		22	5,196,352.08	6.52	Maximum:	95.00%
760 - 769		24	5,839,370.55	7.33	Weighted Average:	65.64%
770 - 779		21	5,348,048.66	6.71
780 - 789		6	1,546,592.48	1.94
790 - 799		7	2,147,449.97	2.69
810 - 819		1	82,075.18	0.10
Total:		345	$79,682,967.35	100.00%
Minimum:	0
Maximum:	810
Weighted Average:	701

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas Feb 23, 2004 15:55 Page 2 of 4

UBS Investment Bank

Fixed Bid Stratification

'; 5.89 Low Coupon; '; 02/23/04; '

DTI	COUNT	UPB	%	North-South CA	COUNT	UPB	%
<= 0.000%	48	$14,398,926.50	18.07%	States Not CA	245	$50,386,710.83	63.23%
0.001% - 1.000%	1	98,584.89	0.12	South CA	74	22,640,133.42	28.41
6.001% - 11.000%	1	148,859.71	0.19	North CA	26	6,656,123.10	8.35
11.001% - 16.000%	4	364,181.03	0.46	Total:	345	$79,682,967.35	100.00%
16.001% - 21.000%	17	3,273,855.42	4.11
21.001% - 26.000%	32	4,922,904.02	6.18
26.001% - 31.000%	47	10,604,414.13	13.31
31.001% - 36.000%	87	18,069,492.79	22.68
36.001% - 41.000%	77	17,978,809.87	22.56	Zip Code Concentration	COUNT	UPB	%
41.001% - 46.000%	26	7,491,088.63	9.40	33134	1	$1,271,081.32	1.60%
46.001% - 51.000%	2	1,331,274.38	1.67	90402	1	1,228,862.84	1.54
56.001% - 61.000%	3	1,000,575.98	1.26	90210	1	989,522.83	1.24
Total:	345	$79,682,967.35	100.00%	91108	1	830,208.76	1.04
Minimum: 0.000%				92067	1	827,663.74	1.04
Maximum: 57.360%				Other	340	74,535,627.86	93.54
Weighted Average: 34.210%				Total:	345	$79,682,967.35	100.00%

Geographic Concentration	COUNT	UPB	%	Loan Purpose	COUNT	UPB	%
California	100	$29,296,256.52	36.77%	Cash Out Refi	138	$31,076,535.31	39.00%
New Jersey	31	7,536,537.34	9.46	Rate & Term Refi	133	30,662,739.33	38.48
New York	22	7,048,162.33	8.85	Purchase	74	17,943,692.71	22.52
Texas	30	4,380,058.21	5.50	Total:	345	$79,682,967.35	100.00%
Florida	13	3,918,765.07	4.92
Illinois	18	3,697,049.10	4.64
North Carolina	13	2,044,976.83	2.57
Arizona	8	1,820,920.69	2.29
Maryland	8	1,728,316.42	2.17
Hawaii	7	1,658,561.76	2.08	Document Type	COUNT	UPB	%
Massachusetts	7	1,497,549.28	1.88	Stated Income Full Asset	206	$35,864,400.86	45.01%
Georgia	8	1,382,049.74	1.73	Reduced	42	17,297,372.90	21.71
Ohio	8	1,250,070.80	1.57	Full	36	12,535,709.96	15.73
Connecticut	5	1,243,183.03	1.56	No Income No Asset	17	4,417,461.46	5.54
Missouri	8	1,237,241.52	1.55	1 Paystub/Assets Verified	21	3,288,248.92	4.13
Colorado	4	1,024,218.04	1.29	Streamline	4	1,694,259.92	2.13
South Carolina	3	828,623.42	1.04	Alternate	3	1,247,899.02	1.57
Washington	4	793,835.64	1.00	No Doc	5	996,349.88	1.25
Louisiana	4	747,301.34	0.94	Stated Doc	3	966,812.03	1.21
Michigan	4	710,924.19	0.89	Asset Only	4	536,422.16	0.67
Kentucky	3	669,009.36	0.84	Employment Verification Only	2	372,500.00	0.47
South Dakota	1	635,240.19	0.80	No Income No Appraisal	1	351,000.00	0.44
Montana	2	547,614.63	0.69	No Ratio	1	114,530.24	0.14
Minnesota	3	451,767.14	0.57	Total:	345	$79,682,967.35	100.00%
Virginia	3	432,629.24	0.54
Rhode Island	4	432,406.85	0.54
Utah	1	334,033.78	0.42
Pennsylvania	3	319,586.81	0.40
Alabama	4	294,706.89	0.37
Nevada	2	285,031.90	0.36
Indiana	2	273,123.21	0.34	Property Type	COUNT	UPB	%
Oklahoma	3	246,232.98	0.31	Single Family	250	$57,468,710.65	72.12%
Oregon	1	184,490.65	0.23	Pud	43	11,102,641.58	13.93
New Mexico	2	171,255.22	0.21	Condomimium	18	4,761,925.33	5.98
New Hampshire	1	168,400.08	0.21	Two Family	18	3,550,793.15	4.46
Kansas	1	114,188.70	0.14	Three Family	4	990,723.87	1.24
Iowa	1	110,294.47	0.14	Low Rise Condo (2-4 floors)	6	673,425.79	0.85
Maine	1	69,207.96	0.09	Pud Detached	2	565,351.44	0.71
Tennessee	1	49,853.58	0.06	Four Family	2	440,992.37	0.55
West Virginia	1	49,292.44	0.06	Two-Four Family Units Unknown	1	76,765.51	0.10
Total:	345	$79,682,967.35	100.00%	Coop	1	51,637.66	0.06
				Total:	345	$79,682,967.35	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas Feb 23, 2004 15:55 Page 3 of 4

UBS Investment Bank Fixed Bid Stratification

'; 5.89 Low Coupon; '; 02/23/04; '

Occupancy		COUNT	UPB	%
Owner Occupied		323	$74,462,633.46	93.45%
Second Home		16	3,679,878.49	4.62
Investor Occupied		6	1,540,455.40	1.93
Total:		345	$79,682,967.35	100.00%

Prepayment Penalty (Months)		COUNT	UPB	%
0.000		337	$78,367,327.40	98.35%
7.000		1	149,461.87	0.19
36.000		1	157,433.07	0.20
60.000		6	1,008,745.01	1.27
Total:		345	$79,682,967.35	100.00%
wa Term: 0.844

Balloon Flag		COUNT	UPB	%
Not a Balloon Loan		345	$79,682,967.35	100.00%
Total:		345	$79,682,967.35	100.00%

Silent 2nd		COUNT	UPB	%
N		316	$74,407,258.31	93.38%
Y		13	2,778,999.32	3.49
		16	2,496,709.72	3.13
Total:		345	$79,682,967.35	100.00%

Lien Position		COUNT	UPB	%
1		345	$79,682,967.35	100.00%
Total:		345	$79,682,967.35	100.00%

Mortgage Ins.		COUNT	UPB	%
GEMICO		2	$217,964.58	0.27%
MGIC		3	367,868.68	0.46
PMI Mortgage Insurance		4	1,034,712.87	1.30
Policy Holders Benefit		1	115,748.15	0.15
Radian Guaranty		2	224,824.71	0.28
Republic Mortgage Insurance		5	785,869.46	0.99
Triad Guaranty Insurance Co.		2	472,755.02	0.59
United Guaranty		5	882,444.58	1.11
LTV <=80		321	75,580,779.30	94.85
Total:		345	$79,682,967.35	100.00%
% LTV > 80 NO MI:	0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas Feb 23, 2004 15:55 Page 4 of 4